UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2023

Bite Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40055	85-3307316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 West Street, No. 28F New York, New York (Address of principal executive offices)	10004 (Zip Code)

(212) 608-2923 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of common stock, par value $0.0001 per share and one-half of one warrant	BITE.U	NYSE American LLC

Common stock, par value $0.0001 per share	BITE	NYSE American LLC

Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	BITE WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

General

On April 29, 2023, Bite Acquisition Corp., a Delaware corporation (“Bite” or “SPAC”), Above Food Corp., a corporation organized under the laws of Saskatchewan, Canada (“Above Food” or the “Company”), 2510169 Alberta Inc., an Alberta corporation and a direct, wholly owned subsidiary of Above Food (“TopCo”), and Above Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of TopCo (“Merger Sub” and, together with TopCo, the “Merger Subsidiaries”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which Bite and Above Food agreed to combine in a business combination that will result in each of Bite and Above Food becoming a wholly owned subsidiary of TopCo. Upon the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (collectively, the “Proposed Transaction”), TopCo’s common shares (the “TopCo Common Shares”) and warrants are expected to be listed on the New York Stock Exchange (the “NYSE”). The principal terms of the Business Combination Agreement are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Business Combination Agreement

Structure of the Transaction

The Proposed Transaction is structured as follows:

(a)	Prior to the Closing, Above Food will continue from the laws of Saskatchewan to a corporation under the laws of the Province of Alberta pursuant to the Business Corporations Act (Alberta);

(b)	On the date of the Closing (the “Closing Date”) and pursuant to a court-approved plan of arrangement, Above Food’s shareholders will effect a share exchange (the “Share Exchange”), pursuant to which, among other things, Above Food’s shareholders will contribute to TopCo all of the issued and outstanding equity of Above Food in exchange for newly issued TopCo Common Shares, TopCo Class A Earnout Shares and TopCo Class B Earnout Shares (as such terms are defined below), and after giving effect to the Share Exchange, Above Food will become a direct, wholly owned subsidiary of TopCo; and

(c)	On the Closing Date and following the completion of the Share Exchange, Merger Sub will merge (the “Merger”) with and into Bite, with Bite surviving as a direct, wholly owned subsidiary of TopCo.

Consideration

Pursuant to the Share Exchange, a number of TopCo Common Shares equal to $206,000,000 divided by $10.00 shall be issued to holders of Above Food’s shares or allocated to holders of certain of Above Food’s options, restricted share units and warrants for issuance upon exercise thereof. All of Above Food’s options, restricted share units and warrants that are outstanding immediately prior to the Share Exchange shall convert, respectively, into options, restricted share units and warrants exercisable for TopCo Common Shares.

As a result of the Merger, (i) each issued and outstanding share of Bite’s common stock will no longer be outstanding and will be automatically converted into and exchanged for the right to receive one TopCo Common Share and (ii) each issued and outstanding warrant to purchase shares of Bite’s common stock will no longer be outstanding and will, pursuant to the terms of the Warrant Agreement, dated February 11, 2021, between Bite and Continental Stock Transfer & Trust Company, be automatically converted into and become one warrant to purchase TopCo Common Shares, and all rights with respect to shares of Bite’s common stock underlying such warrants will be automatically converted into rights with respect to TopCo Common Shares, in each case, with TopCo issuing a number of TopCo Common Shares and warrants in accordance with the Business Combination Agreement.

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Earnout

At the effective time of the Share Exchange, TopCo will issue to the holders of Above Food’s shares, and will allocate to the holders of Above Food’s warrants for issuance upon exercise thereof, an amount of shares designated as (i) “TopCo Class A Earnout Shares” and (ii) “TopCo Class B Earnout Shares,” in each case equal to the number of shares of Above Food, or shares of Above Food underlying Above Food warrants, as applicable, multiplied by the ratio equal to (i) 3,057,310 divided by (ii) the number of issued and outstanding Above Food shares as of immediately prior to the Share Exchange (collectively, the “Above Food Earnout Shares”). In addition, an aggregate of 1,100,000 TopCo Common Shares to be issued to Bite’s sponsor, Smart Dine, LLC (the “Sponsor”), at the Closing (the “Sponsor Earnout Shares”) in exchange for Bite founder shares currently held by the Sponsor, will be subject to vesting conditions, and will be forfeited if such conditions are not satisfied. All or a portion of the Above Food Earnout Shares will convert into TopCo Common Shares, and all or a portion of the Sponsor Earnout Shares will vest, in each case if certain conditions are satisfied within five years following the Closing Date, as follows:

(a)	Each TopCo Class A Earnout Share will convert into TopCo Common Shares on a one-for-one basis, and 550,000 of the Sponsor Earnout Shares will vest in full, if (i) on any 20 trading days within any 30 trading day period, the trading price of the TopCo Common Shares is greater than or equal to $12.50 (as adjusted for share splits, reverse share splits, sub-divisions, rights issuances, stock dividends, reorganizations, recapitalizations and other similar transactions), (ii) the Adjusted EBITDA of TopCo for the fiscal year ending January 31, 2024 is greater than or equal to $21,200,000 based on the audited consolidated financial statements for such period or (iii) there occurs any transaction resulting in a Change of Control with a valuation of the TopCo Common Shares that is greater than or equal to $12.50 per TopCo Common Share; and

(b)	Each TopCo Class B Earnout Share will convert into TopCo Common Shares on a one-for-one basis, and the remaining 550,000 Sponsor Earnout Shares will vest in full, if (i) on any 20 trading days within any 30 trading day period, the trading price of the TopCo Common Shares is greater than or equal to $15.00 (as adjusted for share splits, reverse share splits, sub-divisions, rights issuances, stock dividends, reorganizations, recapitalizations and other similar transactions), (ii) the Adjusted EBITDA of TopCo for the fiscal year ending January 31, 2025 is greater than or equal to $32,900,000 based on the audited consolidated financial statements for such period or (iii) there occurs any transaction resulting in a Change of Control with a valuation of the TopCo Common Shares that is greater than or equal to $15.00 per TopCo Common Share.

Unless and until converted into TopCo Common Shares as a result of the foregoing conditions being satisfied, the Above Food Earnout Shares shall bear no economic or voting rights other than the right to be redeemed at a price of US$0.00000000001 per share upon certain conditions.

Proxy/Registration Statement

As promptly as reasonably practicable after the execution of the Business Combination Agreement, TopCo, Bite and Above Food will prepare and TopCo will file with the Securities and Exchange Commission (the “SEC”) a proxy/registration statement on Form F-4 (as amended or supplemented from time to time, the “Proxy/Registration Statement”) relating to the meeting (including any adjournment or postponement thereof, the “Bite Stockholder Meeting”) of the stockholders of Bite (the “Bite Stockholders”), to solicit proxies from Bite Stockholders for the approval and adoption of: (i) the Business Combination Agreement and the Proposed Transaction, (ii) the amendment to Bite’s Governing Documents, (iii) any other proposals as the SEC or the NYSE American stock exchange (or the respective staff members thereof) may indicate are necessary in their respective comments to the Proxy/Registration Statement or correspondence related thereto, (iv) any other proposals as determined by Bite and Above Food to be necessary or appropriate in connection with the Proposed Transaction and (v) adjournment of the Bite Stockholder Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (i) through (v), collectively, the “Transaction Proposals”).

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Certain Financing Arrangements

Prior to signing the Business Combination Agreement, Above Food, the Sponsor and certain strategic investors entered into a convertible subordinated loan agreement (the “Convertible Loan Agreement”), pursuant to which the investors party thereto have loaned, or committed to loan, an aggregate of $9,000,000 to Above Food. On the Closing Date, each Loan (as defined in the Convertible Loan Agreement) will be converted into a number of TopCo Common Shares equal to the principal amount of the Loan (plus applicable interest) divided by $10.00.

Following the signing of the Business Combination Agreement, TopCo may enter into one or more subscription agreements (each, a “PIPE Subscription Agreement”) with certain investors (the “PIPE Investors”), pursuant to which TopCo would issue and sell TopCo Common Shares to such PIPE Investors on the Closing Date, at such prices and on such other terms as may be set forth in the PIPE Subscription Agreements (the “PIPE Financing”). TopCo, Above Food and Bite have agreed to use their commercially reasonable efforts to (i) obtain the PIPE Financing, enforce the obligations of the PIPE Investors under the PIPE Subscription Agreements, and consummate the purchases contemplated by the PIPE Subscription Agreements on the terms and subject to the conditions set forth in the PIPE Subscription Agreements, (ii) satisfy all conditions to the PIPE Financing set forth in the PIPE Subscription Agreements that are within their control and (iii) satisfy and comply with their respective obligations under the PIPE Subscription Agreements.

Bite Extension

Unless the Closing has occurred or the Business Combination Agreement has otherwise been terminated, (i) prior to August 17, 2023, Bite will make, or cause Sponsor to make, the deposits into the Trust Account necessary to extend the deadline by which Bite must complete its initial business combination (the “Bite Business Combination Deadline”) to August 17, 2023 as set forth in Bite’s Governing Documents and the proxy statement filed with the SEC by Bite on December 15, 2022 to obtain approval of Bite Stockholders to extend the Bite Business Combination Deadline and (ii) from and after August 17, 2023, Bite will use commercially reasonable efforts to take any and all actions necessary, including filing a proxy statement, amending Bite’s Governing Documents and obtaining the necessary approval from the Bite Stockholders, to extend the Bite Business Combination Deadline (each extension in clause (i) and (ii), a “Bite Extension”) to December 31, 2023 (which date will be automatically extended to March 31, 2024 in the event the Proxy/Registration Statement is not filed with the SEC by May 31, 2023, each such date, the “Agreement End Date”) or another date mutually agreed in writing between Bite and Above Food.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of Bite, Above Food, TopCo and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization. The Business Combination Agreement also contains covenants by the parties to conduct their businesses in the ordinary course and consistent with past practice during the period between the execution of the Business Combination Agreement and consummation of the Proposed Transaction, to refrain from taking certain actions specified in the Business Combination Agreement, subject to certain exceptions, and to take certain actions to satisfy conditions to the parties’ obligations to consummate the Proposed Transactions. Each of Bite and Above Food has agreed to customary “no shop” obligations.

Conditions to Closing

Mutual Conditions

The obligations of Above Food, Bite, TopCo and Merger Sub to consummate the Proposed Transaction are subject to the satisfaction or waiver of the following conditions:

(a)	(i) the approval of the Transaction Proposals other than the Merger Proposal, in each case, by the applicable vote of the holders of the outstanding shares of Bite’s common stock (“Bite Common Stock”), as required by Bite’s Governing Documents and (ii) the approval of the Merger Proposal by an affirmative vote of the holders of a majority of the shares of Bite Common Stock that are voted at the Bite Stockholder Meeting (the “Bite Stockholders’ Approval”) will have been obtained;

(b)	all waiting periods (and any extensions thereof) applicable to the Proposed Transaction under any Antitrust Law, and any commitments or agreements (including timing agreements) with any Governmental Authority not to consummate the Proposed Transaction before a certain date, will have expired or been terminated, and all other Regulatory Approvals will have been obtained;

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(c)	the Proxy/Registration Statement will have become effective under the Securities Act of 1933 (as amended, the “Securities Act”) and no stop order suspending the effectiveness of the Proxy/Registration Statement will have been issued and no proceedings for that purpose will have been initiated or threatened by the SEC and not withdrawn;

(d)	no Governmental Authority will have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Governmental Order that is then in effect and which has the effect of making the Proposed Transaction illegal or which otherwise prevents or prohibits consummation of the Proposed Transaction;

(e)	Certain required approvals from holders of Above Food equity interests as described in the Business Combination Agreement (the “Above Food Required Approval”) will have been obtained; and

(f)	TopCo’s initial listing application with NYSE or Nasdaq in connection with the Proposed Transaction will have been approved and the TopCo Common Shares (including, for the avoidance of doubt, the TopCo Common Shares to be issued pursuant to the Proposed Transaction) will have been approved for listing on NYSE or Nasdaq, as applicable.

Bite Conditions

The obligations of Bite to consummate the Proposed Transaction are subject to the satisfaction or waiver of the following additional conditions:

(a)	Representations and Warranties

i.	The representations and warranties of Above Food contained in the Business Combination Agreement relating to the capitalization of Above Food and its Subsidiaries and the representations and warranties of the Merger Subsidiaries contained in the Business Combination Agreement relating to the capitalization of the Merger Subsidiaries will be true and correct in all but de minimis respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct in all but de minimis respects on and as of such date, except for changes after the date of the Business Combination Agreement that are contemplated or expressly permitted by the Business Combination Agreement or the Ancillary Agreements;

ii.	each of the Company and Merger Subsidiary Fundamental Representations (other than representations and warranties contained in the Business Combination Agreement regarding the capitalization of Above Food and its Subsidiaries and the Merger Subsidiaries) will be true and correct in all material respects, in each case as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct in all material respects on and as of such earlier date, except for changes after the date of the Business Combination Agreement that are contemplated or expressly permitted by the Business Combination Agreement or the Ancillary Agreements; and

iii.	each of the representations and warranties of Above Food and the Merger Subsidiaries contained in the Business Combination Agreement other than the Company and Merger Subsidiary Fundamental Representations (disregarding any qualifications and exceptions contained therein related to materiality, material adverse effect and Company Material Adverse Effect (as defined below) or any similar qualification or exception) will be true and correct as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct on and as of such date, except for, in each case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

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(b)	each of the covenants of Above Food to be performed as of or prior to the Closing will have been performed in all material respects;

(c)	there has not been any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and be continuing; and

(d)	Above Food will have delivered certain certificate and documents as required pursuant to the Business Combination Agreement.

Above Food Conditions

The obligations of Above Food to consummate the Proposed Transaction are subject to the satisfaction or waiver of the following additional conditions:

(a)	Representations and Warranties

i.	the representations and warranties of Bite contained in the Business Combination Agreement relating to the capitalization of Bite will be true and correct in all but de minimis respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct in all but de minimis respects on and as of such date, except for changes after the date of the Business Combination Agreement that are contemplated or expressly permitted by the Business Combination Agreement or the Ancillary Agreements;

ii.	each of the SPAC Fundamental Representations will be true and correct in all material respects, in each case as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct in all material respects on and as of such earlier date, except for changes after the date of the Business Combination Agreement that are contemplated or expressly permitted by the Business Combination Agreement or the Ancillary Agreements; and

iii.	each of the representations and warranties of Bite contained in the Business Combination Agreement other than the Bite Fundamental Representations and the representations and warranties relating to the capitalization of Bite (disregarding any qualifications and exceptions contained therein related to materiality, material adverse effect and SPAC Material Adverse Effect or any similar qualification or exception) will be true and correct as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct on and as of such date, except for, in each case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect;

(b)	each of the covenants of Bite to be performed as of or prior to the Closing will have been performed in all material respects;

(c)	as of the Closing, the Available Cash will be no less than the sum of Above Food’s transaction expenses, Bite’s transaction expenses and $5,000,000;

(d)	Above Food will have received proceeds of the Loan (as defined in the Convertible Loan Agreement) in an aggregate amount at least $9,000,000;

(e)	there has not been any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect and be continuing; and

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(f)	Bite will have delivered certain certificate and documents as required pursuant to the Business Combination Agreement.

Closing

The Closing will occur subject to obtaining the Final Order and to the satisfaction or, where not prohibited, the waiver (subject to applicable Laws) by the party or parties in whose favor the condition is, of each of the conditions set out in the Business Combination Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions).

Termination

The Business Combination Agreement may be terminated and the Proposed Transaction may be abandoned at any time prior to the Merger Effective Time, as applicable, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transaction by the stockholders of Above Food or Bite, as follows:

(a)	by mutual written consent of Above Food and Bite;

(b)	by written notice from Above Food or Bite to the other if any Governmental Authority will have enacted, issued, promulgated, enforced or entered any Governmental Order or other Law that has become final and non-appealable and has the effect of making consummation of the Proposed Transaction illegal or otherwise preventing or prohibiting consummation of the Proposed Transaction; provided that the Governmental Authority issuing such Governmental Order has jurisdiction over the parties hereto with respect to the Proposed Transaction;

(c)	by written notice from Above Food or Bite to such other party if the Bite Stockholders’ Approval will not have been obtained by reason of the failure to obtain the required vote at the Bite Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof;

(d)	by written notice from Above Food or Bite to such other party if Above Food Required Approval in respect of the Company Resolution will not have been obtained at the Company Shareholders Meeting in accordance with applicable Law;

(e)	by written notice from Above Food, if a Bite Extension is not effected and Bite must liquidate in accordance with its Governing Documents;

(f)	prior to the Closing, by written notice to Above Food from Bite if there is a Terminating Company Breach, or the Closing has not occurred on or before the Agreement End Date, subject to exceptions and conditions as described in the Business Combination Agreement; and

(g)	prior to the Closing, by written notice to Bite from Above Food if there is a Terminating SPAC Breach, or the Closing has not occurred on or before the Agreement End Date, subject to exceptions and conditions as described in the Business Combination Agreement.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, the form of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Shareholder Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, certain shareholders of Above Food, collectively holding approximately 68% of the total number of outstanding Above Food common shares, executed and delivered to Bite a voting and support agreement (the “Shareholder Support Agreement”), pursuant to which each such shareholder agreed to, among other things, (a) not transfer their Company Securities, (b) support and vote in favor of the Continuance Resolution and the Company Resolution, as applicable, and any Alternative Transaction, (c) not exercise, and waive, rights in respect of Dissent Rights or Continuance Dissent Rights and (d) consent to the termination of the Termination Contracts effective at the Closing and to the taking of any actions necessary or advisable to cause such termination of the Termination Contracts, in each case, on the terms and subject to the conditions set forth in the Shareholder Support Agreement.

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The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Above Food, Bite and the Sponsor executed and delivered to Above Food a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor (a) will vote the shares of Bite Common Stock held by it as of the date of the Sponsor Support Agreement and any additional shares of Bite Common Stock and Bite’s preferred stock that it acquires prior to the Bite Stockholder Meeting, in each case, in favor of the Business Combination Agreement and each of the Transaction Proposals and (b) will not redeem any shares of Bite Common Stock held by the Sponsor in connection with the Proposed Transaction, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Lock-Up Agreements

In connection with the Closing, TopCo will enter into lock-up agreements (collectively, the “Lock-Up Agreements”) with the Sponsor, affiliates of Bite and the Sponsor, and certain holders of Company Securities and each potential recipient of ANF Purchase Consideration Shares, pursuant to which, among other things, each of the Sponsor, the affiliates of Bite and the Sponsor and the holders of Company Securities party to the Lock-Up Agreements will agree to not effect any sale or distribution of any equity securities of TopCo held by any of them during the period set forth in their respective Lock-Up Agreements, subject to certain customary exceptions set forth in their respective Lock-Up Agreements.

The holders of Company Securities (except for certain significant holders (the “Above Food Insiders”)) will be subject to a 6-month lock-up, and the Sponsor and its affiliates and the Above Food Insiders will be subject to a 12-month lock-up; in each case, subject to early release (a) if the trading price of the TopCo Common Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and similar corporate events) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least one hundred fifty (150) calendar days after the Closing Date, or (b) on the date on which TopCo completes a liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders of TopCo having the right to exchange their TopCo Common Shares for cash, securities or other property.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreements, the form of which is included as Exhibit A to the Business Combination Agreement filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Registration Rights Agreement

In connection with the Closing, certain holders of shares of Bite Common Stock (including the Sponsor), certain holders of Company Securities and TopCo will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, TopCo will agree to provide such holders with customary registration rights with respect to the TopCo Common Shares such holders will receive in connection with the Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is included as Exhibit B to the Business Combination Agreement, filed as Exhibit 2.1 hereto and is incorporated by reference herein.

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Additional Information and Where to Find It

In connection with the Proposed Transaction, TopCo intends to file with the SEC the Proxy/Registration Statement containing a preliminary proxy statement of Bite and prospectus of TopCo. After the Proxy/Registration Statement is declared effective, Bite will mail a definitive proxy statement/prospectus relating to the Proposed Transaction to its stockholders. Bite stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Proxy/Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Bite, Above Food, TopCo, Merger Sub and the Proposed Transaction. When available, the definitive proxy statement/prospectus will be mailed to Bite stockholders as of a record date to be established for voting on the Proposed Transaction.

Bite’s stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Bite Acquisition Corp., 30 West Street, No. 28F, New York, NY 10004, Attention: Alberto Ardura González or by email at alberto@biteacquisitioncorp.com.

Participants in Solicitation

Bite, Above Food, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Bite stockholders with respect to the Proposed Transaction. Bite stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Bite in Bite’s Annual Report on Form 10-K, filed with the SEC on March 31, 2023, which is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Bite stockholders in connection with the Proposed Transaction and other matters to be voted upon at its special meeting of stockholders will be set forth in the proxy statement/prospectus for the Proposed Transaction when available. Additional information regarding the interests of participants in the solicitation of proxies from Bite’s stockholders with respect to the Proposed Transaction will be contained in the proxy statement/prospectus for the Proposed Transaction when available.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or events that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Above Food’s and Bite’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Above Food and Bite. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Proposed Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company, the expected benefits of the Proposed Transaction or that the approval of the stockholders of Bite or Above Food is not obtained, any of the other conditions to closing are not satisfied or that events or other circumstances give rise to the termination of the business combination agreement relating to the Proposed Transaction; (iii) changes to the structure of the Proposed Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining the necessary regulatory approvals; (iv) the ability to meet stock exchange listing standards following the consummation of the Proposed Transaction; (v) the risk that the Proposed Transaction disrupts current plans and operations of Above Food as a result of the announcement and consummation of the Proposed Transaction; (vi) failure to realize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vii) costs related to the Proposed Transaction; (viii) changes in applicable law or regulations; (ix) risks relating to the uncertainty of the projected financial information with respect to Above Food; (x) the outcome of any legal proceedings that may be instituted against Bite or Above Food; (xi) the effects of competition on Above Food’s future business; (xii) the impact of the COVID-19 pandemic on Above Food’s business; (xiii) the ability of Bite or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Transaction or in the future; (xiv) the enforceability of Above Food’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; (xv) Above Food’s ability to execute its planned acquisition strategy, including to successfully integrate completed acquisitions and realize anticipated synergies; and (xvi) those factors discussed under the heading “Risk Factors” in Bite’s final prospectus in connection with its initial public offering, as filed with the SEC on February 10, 2021, in Bite’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023, and other documents filed, or to be filed, by Bite and/or Above Food (in case of Above Food, pursuant to the business combination agreement, through TopCo with the SEC). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bite nor Above Food presently know or that Bite or Above Food currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bite’s and Above Food’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Bite and Above Food anticipate that subsequent events and developments may cause Bite’s and Above Food’s assessments to change. However, while Bite and Above Food may elect to update these forward-looking statements at some point in the future, Bite and Above Food specifically disclaim any obligation to do so. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Current Report on Form 8-K is based on the estimates of Above Food and Bite’s management. Above Food and Bite obtained the industry, market and competitive position data used throughout this Current Report on Form 8-K from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Above Food and Bite believe their estimates to be accurate as of the date of this Current Report on Form 8-K. However, this information may prove to be inaccurate because of the method by which Above Food or Bite obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data and the voluntary nature of the data gathering process.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Current Report on Form 8-K does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

No Assurances

There can be no assurance that the Proposed Transaction will be completed, nor can there be any assurance, if the Proposed Transaction is completed, that the potential benefits of combining the companies will be realized.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
2.1*	Business Combination Agreement, dated April 29, 2023, by and among Bite Acquisition Corp., 2510169 Alberta Inc., Above Merger Sub, Inc. and Above Food Corp.
10.1	Shareholder Support Agreement, dated April 29, 2023
10.2	Sponsor Support Agreement, dated April 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITE Acquisition Corp.

By:	/s/ Alberto Ardura González
	Name:	Alberto Ardura González
	Title:	Chief Executive Officer and Chairman of the Board

Date: May 4, 2023